Summary

Prospectus

April 29, 2020

GOLDMAN SACHS GLOBAL INFRASTRUCTURE FUND

Class P: GGWPX

Before you invest, you may want to review the Goldman Sachs Global Infrastructure Fund's (the "Fund") Prospectus, which contains more information about the Fund and its risks. You can find the Fund's Prospectus, reports to shareholders and other information about the Fund online at https://www.gsam.com/content/gsam/us/en/advisors/fund-center/summary-prospectuses.html. You can also get this information at no cost by calling 800-621-2550, or by sending an e-mail request to gs-funds-document-requests@gs.com. The Fund's Prospectus and Statement of Additional Information ("SAI"), both dated April 29, 2020, are incorporated by reference into this Summary Prospectus.

It is our intention that beginning on January 1, 2021, paper copies of the Fund's annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and certain communications from the Fund electronically by calling the applicable toll-free number below or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper free of charge. If you hold shares of the Fund directly with the Fund's transfer agent, you can inform the transfer agent that you wish to receive paper copies of reports by calling toll-free 800-621-2550 for Class P shareholders. If you hold shares of the Fund through a financial intermediary, please contact your financial intermediary to make this election. Your election to receive reports in paper will apply to all Goldman Sachs Funds held in your account if you invest through your financial intermediary or all Goldman Sachs Funds held with the Fund's transfer agent if you invest directly with the transfer agent.

INVESTMENT OBJECTIVE

The Fund seeks total return comprised of long-term growth of capital and income.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

Class P

Management Fees	0.90%
Other Expenses	0.21%
Total Annual Fund Operating Expenses	1.11%
Expense Limitation1	(0.13)%

Total Annual Fund Operating Expenses After Expense	0.98%
Limitation

1The Investment Adviser has agreed to reduce or limit "Other Expenses" (excluding acquired fund fees and expenses, transfer agency fees and expenses, taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to 0.054% of the Fund's average daily net assets through at least April 29, 2021, and prior to such date, the Investment Adviser may not terminate this arrangement without the approval of the Board of Trustees.

EXPENSE EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in Class P Shares of the Fund for the time periods indicated and then redeem all of your Class P Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same (except that the Example incorporates the expense limitation arrangement for only the first year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class P Shares	$100	$340	$599	$1,340

PORTFOLIO TURNOVER

The Fund pays transaction costs when it buys and sells securities or instruments (i.e., "turns over" its portfolio). A high rate of port- folio turnover may result in increased transaction costs, including brokerage commissions, which must be borne by the Fund and its

2   SUMMARY PROSPECTUS — GOLDMAN SACHS GLOBAL INFRASTRUCTURE FUND

shareholders, and is also likely to result in higher short-term capi- tal gains for taxable shareholders. These costs are not reflected in annual fund operating expenses or in the expense example above, but are reflected in the Fund's performance. The Fund's portfolio turnover rate for the fiscal year ended December 31, 2019 was 39% of the average value of its portfolio.

PRINCIPAL STRATEGY

The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) ("Net Assets") in a portfolio of investments in issuers that are engaged in or related to the infrastructure group of industries ("infrastructure companies"). The Fund will invest primarily in the common stock of infrastructure companies.

An issuer is engaged in or related to the infrastructure group of industries if it is involved in the ownership, development, construction, renovation, financing, management, sale or operation of infrastructure assets, or that provide the services and raw materials necessary for the construction and maintenance of infrastructure assets. Infrastructure assets include, but are not limited to, utilities, energy, transportation, real estate, media, telecommunications and capital goods.

The Fund will invest in the securities of infrastructure companies that are economically tied to at least three countries, including the United States. Although the Fund will invest, under normal circumstances, primarily in the securities of infrastructure companies that are economically tied to developed countries (namely developed countries in North America and Europe), the Fund may also invest in the securities of infrastructure companies that are economically tied to countries with emerging markets or economies ("emerging countries").

The Fund may invest without restriction as to issuer capitalization (including small- and mid-capitalization companies). A portion of the Fund's securities are denominated in foreign currencies and held outside the United States.

The Fund may invest in real estate investment trusts ("REITs"). The Fund may also invest up to 20% of its total assets (measured at time of purchase) in master limited partnerships ("MLPs") that are taxed as partnerships and up to 20% of its Net Assets (measured at time of purchase) in issuers that are not infrastructure companies.

Exchange-traded funds ("ETFs") that provide exposure to infrastructure companies and derivative instruments, such as futures, that have similar economic exposures to infrastructure companies will be counted towards the Fund's 80% policy discussed above.

The Fund's investment strategy combines bottom-up company analysis with fundamental real asset research. The Investment Adviser may decide to sell a position for various reasons, including valuation and price considerations or for risk management purposes.

The Fund concentrates its investments in the securities of issuers in the infrastructure group of industries.

THE FUND IS "NON-DIVERSIFIED" UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED ("INVESTMENT COMPANY ACT"), AND MAY INVEST A LARGER PERCENTAGE OF ITS ASSETS IN FEWER ISSUERS THAN DIVERSIFIED MUTUAL FUNDS.

The Fund's benchmark index is the Dow Jones Brookfield Global Infrastructure Index (Net, USD, Unhedged).

PRINCIPAL RISKS OF THE FUND

Loss of money is a risk of investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any government agency. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund will achieve its investment objective. Investments in the Fund involve substantial risks which prospective investors should consider carefully before investing. The Fund's principal risks are presented below in alphabetical order, and not in the order of importance or potential exposure.

Foreign and Emerging Countries Risk. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Fund invests. The imposition of exchange controls, sanctions, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and other governments, or from problems in share registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. These risks may be more pronounced in connection with the Fund's investments in securities of issuers located in emerging countries.

Industry Concentration Risk. The Fund concentrates its investments in securities of companies in the infrastructure group of industries. This concentration subjects the Fund to greater risk of loss as a result of adverse economic, business, political, environmental or other developments in such industries than if its investments were diversified across different industries.

Infrastructure Company Risk. Infrastructure companies are susceptible to various factors that may negatively impact their businesses or operations, including costs associated with compliance with and changes in environmental, governmental and other regulations, rising interest costs in connection with capital construction and improvement programs, government budgetary constraints that impact publicly funded projects, the effects of general economic conditions throughout the world, surplus capacity and depletion concerns, increased competition from other providers of services, uncertainties regarding the availability of fuel and other natural resources at reasonable prices, the effects of energy conservation policies, unfavorable tax laws or accounting policies and high leverage. Infrastructure companies will also be affected by innovations in technology that could render the way in

3   SUMMARY PROSPECTUS — GOLDMAN SACHS GLOBAL INFRASTRUCTURE FUND

which a company delivers a product or service obsolete and natural or man-made disasters.

Large Shareholder Transactions Risk. The Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund's net asset value ("NAV") and liquidity. Similarly, large Fund share purchases may adversely affect the Fund's performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund's current expenses being allocated over a smaller asset base, leading to an increase in the Fund's expense ratio.

Market Risk. The value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly inter-connected global economies and financial markets. Events such as war, acts of terrorism, social unrest, natural disasters, the spread of infectious illness or other public health threats could also significantly impact the Fund and its investments.

Master Limited Partnership Risk. Investments in securities of an MLP involve risks that differ from investments in common stock, including risks related to limited control and limited rights to vote on matters affecting the MLP. Certain MLP securities may trade in lower volumes due to their smaller capitalizations, and may be subject to more abrupt or erratic price movements and lower market liquidity. MLPs are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these invest¬ments may not provide attractive returns. Investments in securities of an MLP also include tax-related risks. For example, to the extent a distribution received by the Fund from an MLP is treated as a return of capital, the Fund's adjusted tax basis in the interests of the MLP may be reduced, which will result in an increase in an amount of income or gain (or decrease in the amount of loss) that will be recognized by the Fund for tax purposes upon the sale of any such interests or upon subsequent distributions in respect of such interests.

Mid-Cap and Small-Cap Risk. Investments in mid-capitalization and small-capitalization companies involve greater risks than those associated with larger, more established companies. These securities may be subject to more abrupt or erratic price movements and may lack sufficient market liquidity, and these issuers often face greater business risks.

Non-Diversification Risk. The Fund is non-diversified, meaning that it is permitted to invest a larger percentage of its assets in fewer issuers than diversified mutual funds. Thus, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

REIT Risk. REITs whose underlying properties are concentrated in a particular industry or geographic region are subject to risks affecting such industries and regions. The securities of REITs involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements because of interest rate changes, economic conditions and other factors. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price.

Stock Risk. Stock prices have historically risen and fallen in periodic cycles. U.S. and foreign stock markets have experienced periods of substantial price volatility in the past and may do so again in the future.

PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund's Class P Shares from year to year; and (b) how the average annual total returns of the Fund's Class P Shares compare to those of a broad-based securities market index. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost at https://www.gsam.com/ content/dam/gsam/pdfs/us/en/fund-resources/monthly-highlights/ retail-fund-facts.pdf?sa=n&rd=n or by calling the appropriate phone number on the back cover of the Prospectus.

Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown.

TOTAL RETURN		CALENDAR YEAR (CLASS P)

Best Quarter		31.77%
Q1 '19	+16.65%
Worst Quarter
Q3 '19	+3.50%

2019

4   SUMMARY PROSPECTUS — GOLDMAN SACHS GLOBAL INFRASTRUCTURE FUND

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2019	1 Year	Since Inception

Class P Shares (Inception 4/17/18)
Returns Before Taxes	31.77%	13.40%
Returns After Taxes on Distributions	31.09%	12.79%
Returns After Taxes on Distributions and Sale of Fund Shares	19.24%	10.25%
Dow Jones Brookfield Global Infrastructure Index (Net, USD, Unhedged; reflects no deduction for fees or expenses)	28.69%	12.45%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

PORTFOLIO MANAGEMENT

Goldman Sachs Asset Management, L.P. is the investment adviser for the Fund (the "Investment Adviser" or "GSAM").

Portfolio Managers:  Nora Creedon, Managing Director, has managed the Fund since 2016; and Kristin Kuney, CFA, Managing Director, has managed the Fund since 2020.

BUYING AND SELLING FUND SHARES

The Fund does not impose minimum purchase requirements for initial or subsequent investments in Class P Shares.

You may purchase and redeem (sell) Class P Shares of the Fund on any business day through the Goldman Sachs Private Wealth Management business unit, The Goldman Sachs Trust Company, N.A., The Goldman Sachs Trust Company of Delaware, The Ayco Company, L.P. or with certain intermediaries that are authorized to offer Class P Shares.

TAX INFORMATION

The Fund's distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Investments through tax-deferred arrangements may become taxable upon withdrawal from such arrangements.

PAYMENTS TO BROKER-DEALERS AND

OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through an intermediary that is authorized to offer Class P Shares, the Fund and/or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your intermediary's website for more information.

RESSUM4-20P